Exhibit 10.26


                              WACHOVIA CORPORATION

           Approval of Director Deferred Compensation Plan Amendments



        WHEREAS, Wachovia Corporation (the "Corporation") sponsors the Deferred Compensation Plan for the Board of Directors of Wachovia Corporation (the "Corporation Plan") and Wachovia Bank of North Carolina, N.A. (the "Bank") sponsors the Deferred Compensation Plan for the Board of Directors of Wachovia Bank and Trust Company, N.A. (the "Bank Plan") (the Corporation Plan and the Bank Plan are referred to collectively herein as the "Plans"); and

        WHEREAS, the Plans permit the members of the Board of Directors of the Corporation and the Bank to defer the payment of directors' fees; and

        WHEREAS, it is deemed advisable to amend the Plans to permit a participant who is a non-employee member of the Board of Directors of the Corporation (an "Eligible Director") to transfer the amounts deferred under the Plans to the Wachovia Corporation Director Deferred Stock Unit Plan (the "Stock Unit Plan") in exchange for stock units of equivalent value, to change the interest crediting rate to coincide with the rate credited to amounts deferred under other deferred compensation arrangements maintained by the Corporation and its affiliates, and to reflect the change in the name of the Committee which administers the Plans (and, in the case of the Bank Plan, to reflect the change in the name of the Bank); and

        WHEREAS, legal counsel to the Corporation has prepared declarations setting forth the required amendments, entitled "1996 Declaration of Amendment to Deferred Compensation Plan for the Board of Directors of Wachovia Corporation" and "1996 Declaration of Amendment to Deferred Compensation Plan for the Board of Directors of Wachovia Bank and Trust Company, N.A." (the "Declarations"), copies of which have been made available for examination by the members of the Management Resources and Compensation Committee of the Board of Directors of the Corporation;

        NOW, THEREFORE, BE IT RESOLVED, by the Management Resources and Compensation Committee of the Board of Directors of Wachovia Corporation, that the Plans shall be and hereby are amended as provided in the Declaration; and

        BE IT FURTHER RESOLVED, that each Eligible Director who has entered into a deferred compensation arrangement with the Corporation or any of its affiliates shall be permitted to transfer the deferred amounts to the Stock Unit Plan in exchange for stock units of equivalent value; and

        BE IT FURTHER RESOLVED, that the Declarations shall be and hereby are adopted and approved, and the proper officers of the Corporation (in the case of the Corporation Plan) and the Bank (in the case of the Bank Plan) shall be and hereby are authorized and directed to execute the Declarations and to take such other actions as may be deemed necessary or advisable to carry out the intent and purpose of this resolution.


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                                 * * * * * * *

        THIS IS TO CERTIFY that the foregoing is a true and correct copy of resolutions duly adopted by the Management Resources and Compensation Committee of the Board of Directors of Wachovia Corporation effective as of the 25th day of October, 1996.


                                               By: /s/ Alice Washington Grogan
                                                   ---------------------------
                                                   Secretary



[Corporate Seal]

                        1996 DECLARATION OF AMENDMENT TO
                           DEFERRED COMPENSATION PLAN
                         FOR THE BOARD OF DIRECTORS OF
                              WACHOVIA CORPORATION


                  THIS DECLARATION OF AMENDMENT, made the 25th day of October, 1996, by WACHOVIA CORPORATION (the "Corporation"), a North Carolina corporation with its principal office at Winston-Salem, North Carolina, to the Deferred Compensation Plan for the Board of Directors of Wachovia Corporation (the "Plan").

                                R E C I T A L S:

                  It is deemed advisable to amend the Plan to permit a Participant to transfer the Deferral Amount under the Plan to the Wachovia Corporation Director Deferred Stock Unit Plan in exchange for stock units of equivalent value, to change the interest crediting rate to coincide with the rate credited to amounts deferred under other deferred compensation arrangements maintained by the Corporation, and to reflect the change in the name of the Committee which administers the Plan.

                  NOW, THEREFORE, it is declared that the Plan shall be and hereby is amended, effective as of the date hereof except as otherwise provided, as follows:

                  1. In Section 3, delete from the first sentence "Compensation, Nominating and Organization Committee" and substitute therefor "Management Resources and Compensation Committee."

                  2. Effective January 1, 1997, delete from Section 4 the last sentence and insert therefor the following:

         "As of the last day of each calendar month as of which there are accrued and unpaid amounts deferred by a Participant (including after payments have commenced as provided in Sections 5 and 6), such unpaid amounts shall be credited with an amount equivalent to interest to be computed by multiplying such unpaid amounts by the rate determined in accordance with the provisions of Exhibit B attached hereto."

                  3. Delete Exhibit B to the Plan and substitute therefor the Exhibit B attached hereto.

                  4.       Insert the following new Section 13 at the end of the
         Plan:

                  "Section 13. Transfer of Deferral Amount. Each Participant who is a non-employee member of the Board of Directors of Wachovia as of August 1, 1996, may make a one-time election to transfer the Deferral Amount of the Participant to the Wachovia Corporation Director Deferred Stock Unit Plan (the "Stock Unit Plan"). Such election shall be made in the manner required by the Committee during the period beginning November 1, 1996, and ending January 31, 1997. A Participant making such election shall receive on February 1, 1997, a grant of stock units pursuant to the Stock Unit Plan having a value then equal to the Deferral Amount of the Participant determined as of January 31, 1997. Upon such transfer, the electing Participant shall have no further right under this Plan with respect to such Deferral Amount."

                  IN WITNESS WHEREOF, this Declaration of Amendment has been executed in behalf of the Corporation as of the day and year first above stated.

                                           WACHOVIA CORPORATION



                                           By: /s/ L. M. Baker, Jr.
                                           ---------------------------------
                                                       President
Attest:

/s/ Alice Washington Grogan
---------------------------
Secretary

[Corporate Seal]

                                                                       Exhibit B




                 COMPUTATION OF AMOUNTS EQUIVALENT TO INTEREST

                  As of the last day of each calendar month as of which there are accrued and unpaid amounts of deferred compensation, the Long-Term Applicable Federal Rate for the month shall be the rate used to compute the amount equivalent to interest credited for the month. The computed equivalent to interest shall be equal to the Long-Term Applicable Federal Rate for the month applied to the unpaid deferred compensation balance as of the last day of such month multiplied by a ratio, the numerator of which is the number of days in such month and the denominator of which is the number of days in that year.

                       LONG-TERM APPLICABLE FEDERAL RATE

                  The Long-Term Applicable Federal Rate shall be the rate as defined by Internal Revenue Code Section 1274(d) which is published each month in a Revenue Ruling issued by the Internal Revenue Service. The Long-Term Applicable Federal Rate is determined monthly by the Internal Revenue Service on the basis of the average market yield on outstanding marketable long-term obligations of the United States.